EXHIBIT 10.3

THIS UNANIMOUS CONSENT is made the 27th day of April 2010

BY

HSBC TRUSTEE (GUERNSEY) LIMITED, whose registered office is at Park Place, Park Street, St. Peter Port, Guernsey, Channel Islands, GY1 1EE (hereinafter called “the Trustee”)

AND

HYATT INTERNATIONAL ASIA PACIFIC LIMITED, whose registered office is situated at 1301 The Gateway, Tower 1, 25 Canton Road, Kowloon, Hong Kong,

HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC, whose registered office is situated at Avenue de Gratta-Paille 2, Case Postale 432, 1000 Lausanne 30, Switzerland,

HYATT INTERNATIONAL LATIN AMERICA LIMITED, whose registered office is care of Caledonian Bank & Trust Limited, Caledonian House, Mary Street, P.O. Box 1043, Georgetown, Grand Cayman, Cayman Islands and

HYATT INTERNATIONAL SOUTH WEST ASIA LIMITED, whose registered office is situated at 18th Floor, Burjuman Towers, P.O. Box 43659, Dubai, United Arab Emirates

(hereinafter together called “the Companies”).

WHEREAS:

1.

By a Deed dated the 15th day of September 1992 (“the Trust Deed”) Bermuda Trust (Guernsey) Limited and the Companies established a Trust known as the Hyatt International Hotels Master Benefits Trust (hereinafter called “the Scheme”).

2.

Bermuda Trust (Guernsey) Limited and HSBC Trustee (Guernsey) Limited, on 1st January 2005, amalgamated pursuant to the Amalgamation of Companies Ordinance 1997, the amalgamated Company having the name of HSBC Trustee (Guernsey) Limited.

3.	As a consequence of 2 above, the Trustee is the trustee of the Scheme.

4.	Certain employee benefit arrangements exist sponsored by the Companies to provide retirement and other benefits for and in respect of certain employees of the Companies and of any Associated Employer.

NOW THIS DEED WITNESSETH:

1.	Where appropriate words and phrases shall have the same meaning as in the Trust Deed and the Rules.

Rules of the Restricted Deferred Incentive Compensation Plan (“RDICP”)

2.	Pursuant to Section 11.5 of the RDICP, the Companies have the right to merge, consolidate with or transfer the obligations into any other plan operated by or on behalf of the Companies and the Companies have determined to merge and transfer the obligations to the Hyatt International Hotels Retirement Plan (the “RP”). The benefit to be transferred shall be at least equal to the value of the benefit the Participant would have been entitled to or prospectively entitled to from the Plan determined in accordance with Section 11.2 of the Rules as if Credited Employment was deemed to have ended on the date of merger, consolidation or transfer.

3.	No Participant’s entitlement is being reduced as part of this merger, consolidation and transfer.

4.

In accordance with Section 11.2 Participants shall have their prospective entitlements frozen for the purpose of Section 5 on the basis Final Compensation and Credited Employment shall be determined as of the date participation in the Plan ceased, which shall be taken to be the 3rd day of May, 2010. The prospective entitlement for Participants under age 55 assumes retirement at Normal Retirement Date and for Participants over age 55, entitlement assumes immediate retirement.

5.

For each Participant the value of the benefit as determined above will be transferred to the Participant’s account in the RP no later than the 28 th day of May, 2010, as permitted by Section 15.2 of the RP, and will be governed by the provisions in the RP for payment of benefits.

6.	Once the transfer has been made and the provisions of Section 11.4 have been applied, the Plan shall be wound up in accordance with Section 11.3(b). Any surplus assets shall be used to meet expenses of the Companies, the Trustees and its agents related to winding up the Plan.

7.	The laws of Guernsey shall govern this Unanimous Consent.

IN WITNESS WHEREOF the Trustee has caused its Common Seal to be affixed and the Companies have countersigned in the manner hereafter the day and year first written above.

The Common Seal of

HSBC TRUSTEE (GUERNSEY) LIMITED

was hereunto affixed in the presence of:

/s/ Rebecca Russell	/s/ Philip Salazar
Authorized Signatory	Director

Signed for and on behalf of

HYATT INTERNATIONAL ASIA PACIFIC LIMITED

was hereunto affixed in the presence of:

/s/ Rakesh Sarna

Signed for and on behalf of

HYATT INTERNATIONAL (EUROPE AFRICA MIDDLE EAST) LLC

was hereunto affixed in the presence of:

/s/ Rakesh Sarna

Signed for and on behalf of

HYATT INTERNATIONAL LATIN AMERICA LIMITED

was hereunto affixed in the presence of:

/s/ Rakesh Sarna

Signed for and on behalf of

HYATT INTERNATIONAL SOUTH WEST ASIA LIMITED

was hereunto affixed in the presence of:

/s/ Rakesh Sarna

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